Exhibit 99.1

Corporate Presentation

March 2013

WWW.DAKOTAPLAINS.COM

Forward Looking Statements

Statements made by representatives of Dakota Plains Holdings, Inc. (“Dakota Plains” or the “Company”) during the course of this presentation that are not historical facts, are forward-looking statements.   These statements are based on certain assumptions and expectations made by the Company which reflect management’s experience, estimates and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or anticipated in the forward-looking statements.  These include risks relating to global economics or politics, our ability to obtain additional capital needed to implement our business plan, minimal operating history, loss of key personnel, lack of business diversification, reliance on strategic, third-party relationships, financial performance and results, prices and demand for oil, our ability to make acquisitions on economically acceptable terms, and other factors described from time to time in the Company’s reports filed with the SEC, including the annual report on Form 10-K, filed March 14, 2013, that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements.  Dakota Plains undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events.

3/17/2013

Williston Basin
SASKATCHEWAN
MANITOBA
WILLISTON BASIN
NORTH DAKOTA
MONTANA
SOUTH DAKOTA

DAKOTA PLAINS

Overview
A vertically integrated pure play in Williston Basin crude “export”

Dakota Plains Holdings, Inc.

Ticker Symbol OTC:  DAKP

Operations:  Williston Basin (Bakken)

Facilities site: New Town, ND

Headquarters:  Wayzata, MN

Market Cap:  c.$160m

Net Debt: -($4)m

Staff: 5 (plus partners & contractors)

Integrated midstream business:

Crude oil marketing

Crude oil trucking

Crude by rail transloading

50/50 Joint Ventures:

World Fuel Services, marketing

World Fuel Services, transloading

JPND II, LLC, trucking

Service Agreement with Canadian Pacific
Railway

3/17/2013

DAKP

[redacted]

Dakota Plains Holdings, Inc.
(Nevada)
100%
100%
100%
100%
Dakota Plains Marketing, LLC
(Minnesota)
Dakota Plains Storage, LLC
(Minnesota)
Dakota Plains Transloading, LLC
(Minnesota)
Dakota Plains Trucking, LLC
(Minnesota)
50%
50%
50%
DPTS Marketing LLC
(Minnesota)
Dakota Petroleum Transport Solutions, LLC
(Minnesota)
Dakota Plains Services, LLC
(Minnesota)

DAKOTA PLAINS

Corporate structure
Holding company with world class joint ventures

3/17/2013

50%

Canadian

Pacific

Railway

Service

Agreement

Petroleum Transport
Solutions, LLC

(note 1)

50%

Petroleum Transport
Solutions, LLC

(note 1)

JPND II, LLC

(dba Prairie Field
Services)

50%

1 – Petroleum Transport Solutions is an indirect, wholly owned subsidiary of World Fuel Services Corp.

Strategic objectives
Delivering shareholder value through focused & disciplined growth

Exploit long-term demand for crude by rail out of the Williston Basin

Focus on all midstream business segments between wellhead and refinery

Operate efficiently & safely with minimal impact where we do business

Expand scale of assets to increase throughput volumes & reduce unit costs

Provide comprehensive services to supply and offtake customers

Maintain flexibility to incorporate pipeline allocation and alternative transloading products

Expand business to include inbound logistics services

Actively pursue  external opportunities

Maintain financial discipline

3/17/2013

Business segments
Phase 1    Existing businesses

3/17/2013

Purchase
crude oil at
wellhead

Gather  via
owned & 3rd
party

Own land &
ladder track
facilities

1,104 leased
tank rail cars

Sell crude oil
at refinery
terminal

Trucking

Transloading

Transportation

Marketing

Toll

Toll

Toll

Hedged spread

Enserco Energy Inc.
WPX ENERGY
InCorr
Marathon Oil
BRIDGER
SUNCOR ENERGY
Shell
ConocoPhillips
Sunoco Logistics
DEVLAR ENERGY MARKETING, LLC
OASIS PETROLEUM
SLAWSON
DAKOTA PLAINS
IRVING
St John's
Albany
GLOBAL
Philadelphia
Kern Oil & Refining Co.
Bakersfield
CALUMET
Calumet Specialty Products, L.P.
Shreveport
Walnut Hill
genesisenergy
NuStar
St James
Galveston
U.S. Development Group

DAKOTA PLAINS

Supply & Offtake customers
Connecting WTI and Brent pricing based oil markets

3/17/2013

Our Suppliers

Our Offtakers

Business segments
Phase 2    Loop track & Storage project expands base business

3/17/2013

180,000 bbls
new, owned
facilities

Purchase
crude oil at
wellhead

Gather  via
owned & 3rd
party

Own land &
ladder track
facilities

1,104 leased
tank rail cars

Sell crude oil
at refinery
terminal

Trucking

Transloading

Transportation

Marketing

Tank storage

Own land &
facilities for
unit trains

2 Loop tracks

10 station dump
new, owned
facilities

Truck depot

Toll

Increased volumes

Increased volumes

Pioneer Project - loop track & storage
Increases daily throughput from 30,000 to up to 80,000 bbl/day

3/17/2013

50:50 joint project with
World Fuel Services (WFS)

Project underway; DAKP
owns the 192 acres of land

Completion date: Dec ’13

Two 8,300 ft loop tracks

180,000 bbls crude oil
storage, with 90,000 bbls of
planned expansion

10 station truck depot

Gathering system integration

10 tank car fast-loading
building

Gross cost $50m ($25m net
to DAKP)

Pioneer Project - loop track & storage
Rendering of finished facility

3/17/2013

Business segments
Phase 3   Inbound logistics in 2013/14

3/17/2013

Purchase
crude oil at
wellhead

Gather  via
owned & 3rd
party

Own land &
ladder track
facilities

1,104
leased tank
rail cars

Sell crude
oil at
refinery
terminal

180,000
bbls new,
owned
facilities

Own land &
facilities for
unit trains

10 station
dumps new,
owned
facilities

Storage

Inbound

Trucking

Expand

owned truck
fleet

3rd party &
owned
facilities

3rd party &
leased tank
rail cars

Toll

Toll

Toll

3-Year volumes performance review
Business segments are growing  exponentially

3/17/2013

-

2.00

4.00

6.00

8.00

10.00

12.00

14.00

2011 Actual

2012 Actual

2013 Projected

Transloading

Marketing

Trucking

3/17/2013

$m

2012

2011

2010

Volume, m bbls

7.7

1.2

-

Trading Commission
Income

79.0

9.1

-

Total Expenses

58.2

4.5

-

Net Income

20.8

4.6

-

Cash at Year End

45.5

20.8

-

Net to DAKP

Net Income

10.4

2.3

-

3-Year performance highlights – marketing
217% increase in daily volume sold year-over-year

Highlights

Daily volume sold in 2012
increased 217% over 2011

Extended joint venture
contract through 2021

Sole marketer at New Town
transloading facility since
February 2012

Substantial room for growth
with current utilization around
2/3 of the 1,104 tank cars under
long term lease

3-Year performance highlights - transloading
37% volume increase year-over-year

3/17/2013

Highlights

Currently using four ladder
tracks with belly loading of
proprietary tank cars

2012 volume increased 37%
over 2011

Extended transloading joint
venture contracts through 2021

Subcontracted new operations
partner to attain greater
transloading efficiencies

2013 operating ratios expected
to go back in line with 2011

$m

2012

2011

2010

Volume, m bbls

7.6

5.6

1.8

Revenue

15.9

11.8

3.5

Total Expenses

9.4

4.0

1.6

Net Income

6.5

7.8

1.9

Cash at Year End

8.9

3.4

0.4

Net to DAKP

Net Income

3.2

3.9

1.0

3-Year performance highlights - trucking
New joint venture formed in September 2012

$m

2012

2011

2010

Volume, m bbls

0.4

-

-

Revenue

1.34

-

-

Total Expenses

1.53

-

-

Net Loss

(0.19)

-

-

Cash at Year End

0.2

-

-

Net to DAKP

Net Loss

(0.10)

-

-

3/17/2013

Highlights

Joint  venture with JPND II  that
extends our vertical integration
with delivery of crude oil to the
New Town facility

Began operations in September
2012

Secured long term contract
with our Marketing JV

Dakota Plains does not
contribute CAPEX

Quickly ramping up volumes

Sep’12 – 29K bbls

Dec’12 – 170K bbls

3/17/2013

3-Year performance highlights – Dakota Plains Holdings, Inc.
Underlying financials continue to grow year-over-year

Highlights

Became a publicly traded
company via reverse merger in
March 2012

Acquired an additional 124
acres of property at New Town
transloading facility

Entered into new trucking joint
venture in September 2012

$m

2012

2011

2010

Revenue

0.3

0.3

0.2

Operating Expenses

3.1

4.1

0.2

Income from
Transloading JV

3.5

4.2

1.1

Income from
Marketing JV

10.4

2.3

-

Net Income

3/17/2013

3-Year performance highlights – balance sheet
Strengthening balance sheet is a stable platform for growth

Highlights

Restricted cash accounts
have been built up for
marketing & transloading
operations working capital

Some of the restricted cash
will be used for construction
of the Pioneer Project

Completed debt
restructuring  in Q4 2012 in
conjunction with $6.1M debt
offering

Of the $26.6m, $4.6m is
now classified as current
debt due March 1, 2014.

$m

EOY 2012

EOY 2011

EOY 2010

Assets

Free cash

2.3

1.8

0.6

Restricted cash

27.4

15.1

0.9

Debt

Long-term

26.6

9.0

-

Current

-

5.5

-

Equity

Stockholders’ Equity

12.4

7.1

2.9

→

will report quarterly performance monitoring

DAKOTA PLAINS

3/17/2013

Performance Deliverables

Q1

Q2

Q3

Q4

Gross JV metrics

Trucking Volume, 4 m bbls

Transloading Volumes, 10 m bbls

Marketing Volumes, 10 m bbls

Net Income, >$1m

Pioneer Project by EOY 2013 & under $50m

Net to DAKP

Net Income, $2m

Cash Flow, $26m

Progress in 2013

2013 business plan
2013    higher volumes through efficiency & transformational growth via Pioneer

→

		→		
		→		
		→		
		→		

Future Growth Plans

DAKOTA PLAINS

Business segment plans
Existing & planned growth via expansion and replication of business model

Segment

New Town,
ND

Business Unit
#2

Business Unit
#3

Outbound

Trucking, mm bbls/yr

4     6

future

future

Transloading, mm bbls/yr

10     20

future

future

Storage, bbls

0     180,000

future

future

Marketing, mm bbls/yr

10     20

future

future

Terminals

Future

future

future

Local

Gathering

Future

future

future

Saltwater Disp

Future

future

future

Inbound

Sand

Future

future

future

Pipe

Future

future

future

Diesel

Future

future

future

Storage

Future

future

future

Trucking

Future

future

future

3/17/2013

Volume run rate:  today     after Phase 2 Storage & Loop Project

Williston Basin Oil Transportation
1%
8%
27%
64%
December 2012
Pipeline Export
Tesoro Refinery
Truck to Canadian Pipelines
Estimated Rail
Williston Basin production Bbl/day
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
30
25
20
15
10
5
0
-5
-10
-15
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12
Apr-12
Jul-12
Oct-12

DAKOTA PLAINS

Underpinning:  Williston Basin production & train share
Trains gain share & create barriers for new pipelines when spread increases

3/17/2013

Brent/WTI spread $/bbl

Pipeline volumes

Under-utilized
pipeline capacity

train volumes

Source: North Dakota Pipeline Authority

Bbl/day
1,600,000
1,400,000
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Jan-05
May-05
Sep-05
Jan-06
May-06
Sep-06
Jan-07
May-07
Sep-07
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09
Jan-10
May-10
Sep-10
Jan-11
May-11
Sep-11
Jan-12
May-12
Sep-12
Jan-13
May-13
Sep-13
Jan-14
May-14
Sep-14
Jan-15
May-15
Sep-15
Jan-16
May-16
Sep-16
Jan-17
May-17
Sep-17
Jan-18
May-18
Sep-18

DAKOTA PLAINS

Underpinning:  Williston production
Continued production growth

3/17/2013

Production continues to grow with North Dakota now being the second highest producing state in the US

Production growth from the Williston Basin will continue with a peak around 2022 – 2023

96+% of the production is forecast to be produced in North Dakota

Today

Source: North Dakota Pipeline Authority (average of high and low forecasts)

Historical Brent - WTI crude oil price spreads
dollars per barrel
Brent - WTI front month spread
Brent - WTI spread for December 2015 delivery
30
25
20
15
10
5
0
May-2012
Jul-2012
Sep-2012
Nov-2012
Jan-2013
Trading day
eia
Source: IntercontinentalExchange, CME Group, Bloomberg

DAKOTA PLAINS

3/17/2013

Underpinning:  Brent – WTI spread
Tightening spread expected, but not a deterrent to the business

Source: eia

Marketing margins  depend on the spread and alternatives to rail available to producers

As Brent to WTI spread closes, Williston Basin producers can expect less than WTI pricing

Crude by rail with its flexibility to reach North American markets creates a barrier to new pipeline construction

The current $20 spread is expected to decrease to about $8; pricing  at the refiner
transportation segments margins      marketing margins     producer wellhead pricing

Out-term spread
has been forecast
to decrease to $8
consistently in
previous forecasts
of the last year

DAKOTA PLAINS
T153N R 94W
T153N R 93W
ELM TREE
SANISH
T153N R 92W
T153N R 91W
T153N R 90W
T152N R 94W
FOUR BEARS
NEW TOWN
T152N R 92W
T152N R 93W
T152N R 91W
T152N R 90W
HAWKEYE
ANTELOPE
PARSHALL
BIG BEND
T151N R 94W
T151N R 95W
T151N R 93W
T151N R 92W
T151N R 91W
VAN HOOK
REUNION BAY
T150N R 94W
T150N R 93W
T150N R 92W
T150N R 91W
DEEP WATER CREEK
T150N R 90W
SPOTTED HORN
GRAIL
HEART BUTTE
MANDAREE
T149N R 95W
T149N R 94W
T149N R 93W
T149N R 92W
T149N R 91W

DAKOTA PLAINS

Source: North Dakota Industrial Commission

3/17/2013

The Dakota Plains Pioneer
facility in New Town is
ideally located for drilling in
“the heart” of the Williston
Basin

Producers on the peninsula
have access to a ready,
reliable and optimally
priced market via the DAKP
business

About 2,000 wells are
forecast to be drilled on the
peninsula in the coming
years

The Dakota Plains Pioneer
is at the end of the
Canadian Pacific line, or
conversely, is the first
facility available to local
producers

Underpinning:  upstream activity continues
Development & down-spacing drilling expected to continue

Conclusions

Dakota Plains has created a safe, reliable and cost-advantaged market outlet to crude oil producers in the heart of the Williston Basin

Through the strength of its joint ventures and service agreements, Dakota
Plains is poised to grow dramatically in the coming years

With the Pioneer Project construction underway, the operations will grow from 30,000 barrels per day of capacity to up to 80,000 barrels per day by year-end 2013

Business segments that include trucking, transloading, and marketing today will expand in 2014 to include storage and inbound commodity logistics services to local producers

Business and competitive dynamics underpin a consensus industry view that crude by rail is a long-term proposition

3/17/2013

Appendix

[redacted]

DIVIDE
BURKE
RENVILLE
BOTTINEAU
ROLETTE
TOWNER
CAVALIER
PEMBINA
WALSH
WILLIAMS
MOUNTRAIL
WARD
MCHENRY
PIERCE
RAMSEY
BENSON
GRAND FORKS
NELSON
EDDY
MCKENZIE
MCLEAN
SHERIDAN
WELLS
FOSTER
STEELE
TRAILL
DUNN
MERCER
OLIVER
GOLDEN VALLEY
BILLINGS
BURLEIGH
KIDDER
STUTSMAN
CASS
STARK
MORTON
SLOPE
HETTINGER
GRANT
BOWMAN
ADAMS
SIOUX

DAKOTA PLAINS

Williston Basin Crude Oil Pipelines

Source: North Dakota Pipeline Authority 09-20-12.

Tesoro   68,000 bbls/day

 ˜

 ˜

Enbridge   235,000 bbls/day

 ˜

 ˜

Belle Fourche, Bridger, Butte,

Little Missouri & Plains  145,000 bbls/day

  ˜

  ˜

TransCanada    ? bbls/day

 ˜

 ˜

Total Capacity Roughly   448,000 bbls/day

 ˜

 ˜

Tesoro Mandan
Refinery

Baker, MT

3/17/2013

Fortuna
Ambrose
Crosby
Noonan
Columbus
Flaxton
Sherwood
Bowbells
Mohall
Kenmare
Donnybrook
Carpio
Tagus
Ray
Tioga
Ross
Stanley
Epping
Williston
Belden
Minot
Karlsruhe
New Town
Parshall
Makoti
Keene
Rawson
Watford City
Mandaree
Douglas
Benedict
Balfour
Butte
Garrison
Coleharbor
Pick City
Grassy Butte
Killdeer
Halliday
Golden Valley
Beulah
Hazen
Stanton
Manning
Wilton
Baldwin
Richardton
Dickinson
Bismarck

Dakota Plains

New Town - CP

50k bbls/day

3rd Party OK

Storage = 90k

Lario Logistics

Bakken Oil Express

Dickinson - BNSF

100k bbls/day

Belle Fourche Pipe

Storage = 210k + 200K

Global/Basin

Zap - BNSF

70k bbls/day ?

3rd Party OK

No Storage

Savage

Trenton - BNSF

90K bbls/day

2-Gathering Lines

Storage = 300k

Inergy Midstream

Epping - BNSF

80k bbls/day

Beaver Lodge Pipe

Storage = 600k

Hess

Tioga - BNSF

70k bbls/day

Gathering

3rd Party ?

Storage = 180k +

Global/Basin

Stampede - CP

70k bbls/day ?

3rd Party OK

Storage Plan = 100k

Centennial Energy

Donnybrook- CP

10k bbls/day ?

3rd Party ?

No Storage

Musket Corp.

Dore - BNSF

70k bbls/day

Banner Pipeline

3rd Party OK

Storage = 90k

Centennial Energy

Dickinson - BNSF

8k bbls/day ?

3rd Party OK

No Storage

Great Northern
Power Development

Fryburg - BNSF

BakkenLink Pipeline
70k bbls/day

Storage = 300k

Plains All American

Van Hook - CP

65K bbls/day?

3rd Party OK

Storage   12k +  285K

ND Crude By Rail Sites

Rail has a Bright Future:

Pipeline companies such as
Enbridge and Plains All
American, as well as top
operators like EOG and
Hess have made substantial
investments in Williston
Basin crude terminals.

3/17/2013

Plains All American

Ross – BNSF

65k bbls/day

Gathering

Robinson Lake Pipe
Storage = 200K +

EOG

Stanley - BNSF

70k bbls/day

NO 3rd Party

Storage = 240k

Enbridge

Berthold - BNSF

80k bbls/day

Gathering

Storage = 300k

Port of ND

Minot - BNSF

30k bbls/day ?

3rd Party OK

No Storage

Tesoro Logistics

Refinery

Mandan

58k bbls/day

Enserco

Gascoyne

???

Pipeline Capacity will
consistently be unable to
handle current and
anticipated Bakken
production volumes.

ENBRIDGE
Zama
Rainbow Lake
Prince Rupert
Kitimat
Taylor
Fort McMurray
Prince George
Kamloops
Vancouver
Anacortes
Sundre
Lloydminster
Kerrobert
Regina
Cromer
Gretna
Cutbank
Great Falls
Billings
Clearbrook
Superior
Mandan
St. Paul
Casper
Guernsey/
Ft. Laramie
Salt Lake City
Cheyenne
Denver
San Francisco
Santa Maria
Bakersfield
Los Angeles
Long Beach
PADD V
PADD IV
PADD III
PADD II
PADD I
McPherson
El Dorado
Coffeyville
Ponca City
Cushing
Tulsa
Wood River
Patoka
Chicago
Flanagan
Robinson
Catlettsburg
Lima
Toledo
Detroit
Sarnia
Nanticoke
Warren
Philadelphia
Yorktown
Montreal
Quebec City
Portland
Boston
Saint John
Halifax
Come By Chance
McKee
Borger
Wynnewood
Ardmore
Memphis
Artesia
Colorado City
Big Spring
Midland
El Paso
Longview
El Dorado
Lake Charles
Port Arthur
St. James
New Orleans
Houston
Freeport
Three Rivers
Corpus Christi
January 2012
Major Canadian and US
Crude Oil Pipelines and Refineries
Enbridge Pipelines
Enbridge Southern Lights
Enbridge Pipelines (Joint Ownership)
Proposed Enbridge Pipeline (Joint Ownership)
Proposed Enbridge Pipelines
Keystone P/L
Other Pipelines
Other Proposed Pipelines
Capacity of Refineries are in Thousands of Barrels per Day
* ENBRIDGE, the ENBRIDGE LOGO and the ENBRIDGE ENERGY SPIRAL are trademarks or registered trademarks of Enbridge Inc. in Canada and other countries.

Crude Oil Pipelines & Markets

Are New Pipelines such as Keystone a Threat to
Dakota Plains?

Keystone’s capacity is projected at 700K BOPD.
600K oil sand barrels will already be in the pipe as it
crosses the US border.  Other pipeline projects are
many years out, but once online, Dakota Plains may
transition its marketing efforts to pipeline if needed
and use rail for both outbound crude and inbound
commodities and supplies.

3/17/2013